                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2006

                        SKILLSOFT PUBLIC LIMITED COMPANY
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               (Exact Name of Registrant as Specified in Charter)

   Republic of Ireland              0-25674                     None
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 (State or Other Juris-           (Commission              (IRS Employer
diction of Incorporation         File Number)            Identification No.)

       107 Northeastern Boulevard
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          Nashua, New Hampshire                           03062
(Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (603) 324-3000

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ]   Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

      [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 28, 2006, the Compensation Committee of the Board of Directors of
SkillSoft Public Limited Company (the "Company") established an incentive compensation program for the fiscal year ending January 31, 2007 for the Company's executive officers. A summary of the incentive compensation program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

            99.1 Summary of Fiscal 2007 Executive Incentive Compensation Program

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SkillSoft Public Limited Company


Date: April 28, 2006                   By: /s/ Charles E. Moran
                                           ----------------------------
                                           Charles E. Moran
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX
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
Exhibit No.      Description
99.1             Summary of Fiscal 2007 Executive Incentive Compensation Program